                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): March 5, 1999



                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                     1-13461                     76-0506313
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)


           950 ECHO LANE, SUITE 350
                HOUSTON, TEXAS                         77024
 (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (713) 467-6268



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ITEM 5. OTHER EVENTS

         On March 5, 1999, Group 1 Automotive, Inc. (the "Company") sold 2,000,000 shares of its common stock, par value $.01 per share, and $100,000,000 of its 10 7/8% Senior Subordinated Notes due March 1, 2009 in underwritten public offerings pursuant to its Registration Statement on Form S-3 (File No. 333-69693). Filed as exhibit 99.l to this report is the press release issued by the Company relating to the closing of such offerings.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description of Exhibit
-----------       ----------------------
     1.1          Common Stock Underwriting Agreement by Group 1 Automotive,
                  Inc. dated as of March 1, 1999.

     1.2          Debt Securities Underwriting Agreement by Group 1 Automotive,
                  Inc. and the Subsidiary Guarantors named therein dated as of March 2, 1999.

     1.3          Common Stock Pricing Agreement dated as of March 1, 1999 among
                  Group 1 Automotive, Inc. and the Underwriters named therein.

     1.4 Debt Securities Pricing Agreement dated as of March 2, 1999 among Group 1 Automotive, Inc., the Subsidiary Guarantors named therein and the Underwriters named therein.

     4.1          First Supplemental Indenture dated as of March 5, 1999 among
                  Group 1 Automotive, Inc., the Subsidiary Guarantors named therein and IBJ Whitehall Bank & Trust Company.

     4.2          Form of 10 7/8% Senior Subordinated Note due March 1, 2009
                  (included in Exhibit 4.1).

    99.1          Press Release dated March 5, 1999




                                        2

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 5, 1999


                             GROUP 1 AUTOMOTIVE, INC.


                             By: /s/ Scott L. Thompson
                                 -----------------------------------------------
                                 Name:  Scott L. Thompson
                                 Title: Senior Vice President -- Chief Financial
                                        Officer and Treasurer


                                        3

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                                  EXHIBIT INDEX


       EXHIBIT
        NUMBER                           DESCRIPTION
       -------                           -----------
         1.1      Common Stock Underwriting Agreement by Group 1 Automotive,
                  Inc. dated as of March 1, 1999.

         1.2      Debt Securities Underwriting Agreement by Group 1 Automotive,
                  Inc. and the Subsidiary Guarantors named therein dated as of March 2, 1999.

         1.3      Common Stock Pricing Agreement dated as of March 1, 1999 among
                  Group 1 Automotive, Inc. and the Underwriters named therein.

         1.4 Debt Securities Pricing Agreement dated as of March 2, 1999 among Group 1 Automotive, Inc., the Subsidiary Guarantors named therein and the Underwriters named therein.

         4.1      First Supplemental Indenture dated as of March 5, 1999 among
                  Group 1 Automotive, Inc., the Subsidiary Guarantors named therein and IBJ Whitehall Bank & Trust Company.

         4.2      Form of 10 7/8% Senior Subordinated Note due March 1, 2009
                  (included in Exhibit 4.1).

         99.1     Press Release dated March 5, 1999.